Provisions and other non-current liabilities	12 Months Ended
Dec. 31, 2017
Provisions and other non-current liabilities
Provisions and other non-current liabilities

12) Provisions and other non-current liabilities

12.1) Provisions and other non-current liabilities

Accounting policies

A provision is recognized when the Group has a present obligation (legal or constructive) as a result of a past event for which it is probable that an outflow of resources will be required and when a reliable estimate can be made regarding the amount of the obligation. The amount of the liability corresponds to the best possible estimate.

Provisions and non-current liabilities are comprised of liabilities for which the amount and the timing are uncertain. They arise from environmental risks, legal and tax risks, litigation and other risks.

As of December 31,
(M$)	2017	2016	2015
Litigations and accrued penalty claims	706	1,123	1,120
Provisions for environmental contingencies	964	938	909
Asset retirement obligations	12,240	12,665	13,314
Other non-current provisions	1,370	1,455	1,357
of which restructuring activities (Refining & Chemicals and Marketing & Services)	160	184	223
of which financial risks related to non-consolidated and equity consolidated affiliates	59	63	216
of which contingency reserve on solar panels warranties (Sunpower)	177	168	166
Other non-current liabilities	706	665	802
Total	15,986	16,846	17,502

In 2017, litigation reserves amount to $706 million of which $512 million in the Exploration & Production, notably in Angola and Nigeria.

In 2017, other non-current liabilities mainly include debts (whose maturity is more than one year) related to fixed assets acquisitions.

In 2016, litigation reserves amounted to $1,123 million of which $959 million in the Exploration & Production, notably in Angola and Nigeria.

In 2016, other non-current liabilities mainly included debts (whose maturity is more than one year) related to fixed assets acquisitions.

In 2015, litigation reserves amounted to $1,120 million of which $895 million was in the Exploration & Production, notably in Angola and Nigeria.

In 2015, other non-current liabilities mainly included debts (whose maturity is more than one year) related to fixed assets acquisitions.

Changes in provisions and other non-current liabilities

Changes in provisions and other non-current liabilities are as follows:

				Currency
	As of			translation		As of
(M$)	January, 1st	Allowances	Reversals	adjustment	Other	December, 31
2017	16,846	1,172	(1,612)	681	(1,101)	15,986
of which asset retirement obligations (accretion for allowances)		544	(330)
of which environmental contingencies (Marketing & Services, Refining & Chemicals)		37	(120)
of which restructuring of activities		48	(84)
2016	17,502	1,569	(1,268)	(484)	(473)	16,846
of which asset retirement obligations (accretion for allowances)		523	(502)
of which environmental contingencies (Marketing & Services, Refining & Chemicals)		29	(82)
of which restructuring of activities		25	(68)
2015	17,545	1,280	(1,236)	(958)	871	17,502
of which asset retirement obligations (accretion for allowances)		513	(566)
of which environmental contingencies (Marketing & Services, Refining & Chemicals)		105	(95)
of which restructuring of activities		134	(60)

Changes in the asset retirement obligation

Accounting policies

Asset retirement obligations, which result from a legal or constructive obligation, are recognized based on a reasonable estimate in the period in which the obligation arises.

The associated asset retirement costs are capitalized as part of the carrying amount of the underlying asset and depreciated over the useful life of this asset.

An entity is required to measure changes in the liability for an asset retirement obligation due to the passage of time (accretion) by applying a risk-free discount rate to the amount of the liability. Given the long term nature of expenditures related to our asset retirement obligations, the rate is determined by reference to the high quality rates for AA-rated Corporate bonds on the USD area for a long-term horizon. The increase of the provision due to the passage of time is recognized as “Other financial expense”.

The discount rate used in 2017 for the valuation of asset retirement obligation is 4.5% as in 2016 and 2015 (the expenses are estimated at current currency values with an inflation rate of 2%). A decrease of 0.5% of this rate would increase the asset retirement obligation by $1066 million, with a corresponding impact in tangible assets, and with a negative impact of approximately $82 million on the following years net income. Conversely, an increase of 0.5% would have a nearly symmetrical impact compared to the effect of the decrease of 0.5%.

Changes in the asset retirement obligation are as follows:

					Spending on	Currency
	As of		Revision in	New	existing	translation		As of
(M$)	January 1,	Accretion	estimates	obligations	obligations	adjustment	Other	December 31,
2017	12,665	544	(1,107)	334	(330)	448	(314)	12,240
2016	13,314	523	(558)	375	(502)	(395)	(92)	12,665
2015	13,121	513	685	271	(566)	(676)	(34)	13,314

12.2) Other risks and contingent liabilities

TOTAL is not currently aware of any exceptional event, dispute, risks or contingent liabilities that could have a material impact on the assets and liabilities, results, financial position or operations of the Group.

Alitalia

In the Marketing & Services segment, a civil proceeding was initiated in Italy, in 2013, against TOTAL S.A. and its subsidiary Total Aviazione Italia Srl before the competent Italian civil court. The plaintiff claims against TOTAL S.A., its subsidiary and other third parties, damages that it estimates to be nearly €908 million. This proceeding follows practices that had been condemned by the Italian competition authority in 2006. The parties have exchanged preliminary findings. The existence and the assessment of the alleged damages in this procedure involving multiple defendants remain contested.

Blue Rapid and the Russian Olympic Committee – Russian regions and Interneft

Blue Rapid, a Panamanian company, and the Russian Olympic Committee filed a claim for damages with the Paris Commercial Court against Elf Aquitaine, alleging a so-called non-completion by a former subsidiary of Elf Aquitaine of a contract related to an exploration and production project in Russia negotiated in the early 1990s. Elf Aquitaine believed this claim to be unfounded and opposed it. On January 12, 2009, the Commercial Court of Paris rejected Blue Rapid’s claim against Elf Aquitaine and found that the Russian Olympic Committee did not have standing in the matter. On June 30, 2011, the Court of Appeal of Paris dismissed as inadmissible the claim of Blue Rapid and the Russian Olympic Committee against Elf Aquitaine, notably on the grounds of the contract having lapsed. The judgment of the Court of Appeal of Paris is now final and binding following two decisions issued on February 18, 2016 by the French Supreme Court to put an end to this proceeding.

In connection with the same facts, and fifteen years after the aforementioned exploration and production contract was rendered null and void(“caduc”), a Russian company, which was held not to be the contracting party to the contract, and two regions of the Russian Federation that were not even parties to the contract, launched an arbitration procedure against the aforementioned former subsidiary of Elf Aquitaine that was liquidated in 2005, claiming alleged damages of $22.4 billion. The arbitral tribunal issued its decision on June 19, 2017 and entirely dismissed this claim.

The Group has lodged a criminal complaint to denounce the fraudulent claim of which the Group believes it is a victim and, has taken and reserved its rights to take all actions and measures to defend its interests.

FERC

The Office of Enforcement of the U.S. Federal Energy Regulatory Commission (FERC) began in 2015 an investigation in connection with the natural gas trading activities in the United States of Total Gas & Power North America, Inc. (TGPNA), a U.S. subsidiary of the Group. The investigation covered transactions made by TGPNA between June 2009 and June 2012 on the natural gas market. TGPNA received a Notice of Alleged Violations from FERC on September 21, 2015. On April 28, 2016, FERC issued an order to show cause to TGPNA and two of its former employees, and to TOTAL S.A. and Total Gas & Power Ltd., regarding the same facts. TGPNA contests the claims brought against it.

A class action has been launched to seek damages from these three companies and was dismissed by a judgment of the U.S. District court of New York issued on March 15, 2017. The claimants appealed this judgment.

Yemen

Due to the security conditions in the vicinity of Balhaf, Yemen LNG, in which the Group holds a stake of 39.62%, stopped its commercial production and export of LNG in April 2015, when it declared Force Majeure to its various stakeholders. The plant is in a preservation mode.